Exhibit 77C
          Kemper Diversified Income Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-2743
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               78,737,633
                       WITHHELD           2,914,999

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               78,713,137
                       WITHHELD           2,939,495

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               78,729,468
                       WITHHELD           2,923,164

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               78,762,129
                       WITHHELD           2,890,503

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               78,729,468
                       WITHHELD           2,923,164

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR               78,729,468
                       WITHHELD           2,923,164












          Exhibit 77C
          Kemper Diversified Income Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-2743
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               78,729,468
                       WITHHELD           2,923,164

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               78,778,459
                       WITHHELD           2,874,173

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR               78,786,625
                       WITHHELD           2,866,007


          Item 2:  Selection of Independent Auditors



                       Vote             Number
                       ----             -----------
                       FOR               76,609,123
                       AGAINST            1,373,317
                       ABSTAIN            3,670,192




























          Exhibit 77C
          Kemper Diversified Income Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-2743
          Page 3


          Item 3:  New Investment Management Agreement


                    Vote         Number
                    ----         -----------
                    FOR           74,505,397
                    AGAINST        2,490,062
                    ABSTAIN        4,657,173


          Item 4B:  New Rule 12B-1 Distribution Plan (For Class B
          Shareholders Only)


                    Vote         Number
                    ----         ----------
                    FOR          25,081,663
                    AGAINST         863,992
                    ABSTAIN       1,982,845


          Item 4C:  New Rule 12B-1 Distribution Plan (For Class C
          Shareholders Only)


                    Vote         Number
                    ----         ----------
                    FOR             201,137
                    AGAINST           1,093
                    ABSTAIN           3,340






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